                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      HERITAGE U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                      HERITAGE U.S. GOVERNMENT INCOME FUND

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 28, 1997

TO THE SHAREHOLDERS:

     The annual meeting of the holders of shares of beneficial interest of Heritage U.S. Government Income Fund (the "Fund") will be held on February 28, 1997 at 8:30 a.m., Eastern standard time, or any adjournment(s) thereof, at 100 Carillon Parkway, Suite 280, St. Petersburg, FL 33716, for the following purposes:

          (1) To elect two (2) trustees to serve terms as described herein, until their successors are elected and qualified;

          (2) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1997; and

          (3) To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on January 10, 1997. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By Order of the Board of Trustees,

                                          CLIFFORD J. ALEXANDER
                                          Secretary

January 14, 1997
880 Carillon Parkway
St. Petersburg, Florida 33716

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     Please indicate your voting instructions on the enclosed proxy form, date and sign the form, and return the form in the envelope provided. If you sign, date and return the proxy form but give no voting instructions, your shares will be voted "FOR" the proposals noticed above. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                      HERITAGE U.S. GOVERNMENT INCOME FUND

              880 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716

                             ---------------------

                                PROXY STATEMENT
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 1997
                             ---------------------

                                  INTRODUCTION

     This is a proxy statement with respect to Heritage U.S. Government Income Fund (the "Fund"), in connection with the solicitation of proxies made by, and on behalf of, the Fund's Board of Trustees, to be used at the Fund's annual meeting of shareholders or any adjournment(s) thereof ("Meeting"). This Proxy Statement first will be mailed to shareholders on or about January 14, 1997.

     A majority of the shares of beneficial interest of the Fund ("Shares") outstanding on January 10, 1997 ("Record Date"), represented in person or by proxy, must be present to constitute a quorum for the transaction of business at the Meeting. Only holders of Shares as of this date are entitled to notice of and to vote at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve any one of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal when the required vote is a percentage of the Shares present. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     The individuals named as proxies in the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your Shares will be voted in favor of the proposals described in this proxy statement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. Your proxy card may be revoked by giving another proxy, by letter or telegram revoking your proxy if received by the Fund prior to the Meeting, or by appearing and voting at the Meeting. Pursuant to Massachusetts law, shareholders of the Fund will not be entitled to any rights of appraisal with respect to the matters described in this Proxy Statement.

     As of the Record Date, the Fund had 3,115,471 Shares outstanding. No person owned beneficially more than 5% of the issued and outstanding Shares of the Fund. All costs associated with the Meeting, including the solicitation of proxies, will be borne by the Fund. Solicitations will be made primarily by mail but also may include telephone communications by regular employees of Heritage Asset Management, Inc. ("Heritage"), who will not receive any compensation therefor from the Fund. Each full Share is entitled to one vote, and each fractional Share is entitled to a proportionate share of one vote. You may obtain a copy of the Fund's most recent annual report to shareholders, free of charge, by writing to Heritage at 880 Carillon Parkway, St. Petersburg, Florida 33716 or by calling 1-800-421-4184.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     Pursuant to the provisions of the Fund's Declaration of Trust, the Trustees have determined that the number of Trustees is fixed at seven. The Declaration of Trust requires that the Trustees be elected by Class, with each Class serving for three years after completion of an initial term. The Fund currently has three classes of Trustees. There are two Class I Trustees, two Class II Trustees and three Class III Trustees. Class I Trustees' terms will expire at the 1999 annual meeting of shareholders; Class II Trustees' terms will expire at the 1997 annual meeting of shareholders; and Class III Trustees' terms will expire at the 1998 annual meeting of shareholders.

     Proposal 1 relates to the election of Class II Trustees (the "Nominees"). The Nominees for Class II Trustees are listed below. These Nominees have served as Class II Trustees since the organization of the Fund in 1993. If elected, each Nominee will hold office for three years or until a successor is elected and qualified. Your proxy will be voted for the election of the Nominees unless you give contrary instructions in the form of proxy. Each Nominee has indicated his willingness to serve if elected. If either Nominee should withdraw or otherwise become unavailable for election due to unforeseen events, the proxies will vote for such other Nominee or Nominees as the Fund's management may recommend unless the Board reduces the number of trusteeships.

                                                                                       SHARES OF
                                                                                       BENEFICIAL
                                                                   POSITION WITH     INTEREST OWNED
                NAME, AGE AND BUSINESS EXPERIENCE                    THE FUND        AS OF 11/30/96
-----------------------------------------------------------------  -------------     --------------
CLASS I:
(NOT NOMINATED FOR ELECTION AT THIS TIME)

DONALD W. BURTON (52)                                                 Trustee             --
President of South Atlantic Capital Corporation (venture capital)
since 1981.

DAVID M. PHILLIPS (57)                                                Trustee             --
Chairman and Chief Executive Officer of CCC Information Services,
Inc. since 1994 and of InfoVest Corporation (information services to the insurance and auto industries and consumer households)
since 1982.

CLASS II:
(NOMINATED FOR ELECTION AT THIS TIME)

JAMES L. PAPPAS (53)                                                  Trustee             --
Dean of College of Business Administration from 1987 to 1996 and
Lykes Professor of Banking and Finance since 1986 at University of South Florida, Tampa, Florida.

                                                                                       SHARES OF
                                                                                       BENEFICIAL
                                                                   POSITION WITH     INTEREST OWNED
                NAME, AGE AND BUSINESS EXPERIENCE                    THE FUND        AS OF 11/30/96
-----------------------------------------------------------------  -------------     --------------
RICHARD K. RIESS* (47)                                                Trustee             --
President from 1995 to present, Chief Executive Officer from 1996 to present, Chief Operating Officer from 1988 to 1996, and
Executive Vice President from 1988 to 1994 of Eagle Asset
Management, Inc. ("Eagle").

CLASS III:
(NOT NOMINATED FOR ELECTION AT THIS TIME)

THOMAS A. JAMES* (54)                                               Chairman of           --
Chairman of the Board since 1986, and Chief Executive Officer        the Board
since 1969 and President from 1972 to 1986 of Raymond James
Financial, Inc. ("RJF"); Chairman of the Board of Raymond James &
Associates, Inc. since 1969; Chairman of the Board since 1984 and
Chief Executive Officer from 1994 to 1996 of Eagle.

C. ANDREW GRAHAM (56)                                                 Trustee             --
Vice President of Financial Designs Ltd. since 1992; Executive
Vice President of the Madison Group, Inc. from 1991 to 1992.

ERIC STATTIN (63)                                                     Trustee             --
Litigation consultant/expert witness and private investor since
1988.

* Messrs. James and Riess are "interested persons" of the Fund as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940
  Act").

     Each of the above-referenced Trustees also serves as Trustee for Heritage Capital Appreciation Trust, Heritage Cash Trust, Heritage Income Trust, Heritage Income-Growth Trust and Heritage Series Trust (the Fund and these investment companies are collectively referred to herein as the "Heritage Family of Funds"). All Trustees and officers of the Fund as a group own beneficially less than 1% of the Shares outstanding on the Record Date. The Board of Trustees met five times during the fiscal year ended October 31, 1996, and each Trustee attended at least 75% of those meetings. The Board has an Audit Committee that reviews and evaluates the audit function and that consists of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Trustees") (currently, Messrs. Burton, Graham, Pappas, Phillips and Stattin). The Audit Committee did not meet formally during the Fund's last fiscal year. However, the Trustees, including the members of the Audit Committee, met twice with the Fund's independent public accountants. The Fund does not have Nominating or Compensation Committees.

     The Fund currently pays each Independent Trustee $727.27 annually and $181.82 per quarterly meeting of the Board of Trustees. Trustees also are reimbursed for any expenses incurred in attending Board meetings. Because Heritage performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of Heritage receives any compensation from the Fund for acting as a Trustee or officer. The following table shows the compensation earned by each Trustee for the fiscal year ended October 31, 1996.

                                                                                                   TOTAL
                                                                                               COMPENSATION
                                                                                               FROM THE FUND
                                                             PENSION OR                           AND THE
                                            AGGREGATE        RETIREMENT         ESTIMATED        HERITAGE
                                           COMPENSATION   BENEFITS ACCRUED   ANNUAL BENEFITS     FAMILY OF
                                             FROM THE      AS PART OF THE         UPON         FUNDS PAID TO
        NAME OF PERSON, POSITION               FUND       FUND'S EXPENSES      RETIREMENT        TRUSTEES
-----------------------------------------  ------------   ----------------   ---------------   -------------
Donald W. Burton, Trustee                     $1,454             $0                $0             $17,000
C. Andrew Graham, Trustee                     $1,454             $0                $0             $17,000
David M. Phillips, Trustee                    $1,272             $0                $0             $15,000
Eric Stattin, Trustee                         $1,454             $0                $0             $17,000
James L. Pappas, Trustee                      $1,454             $0                $0             $17,000
Richard K. Riess, Trustee                     $   0              $0                $0             $    0
Thomas A. James, Trustee                      $   0              $0                $0             $    0

     The Fund's officers and Trustees, persons owning more than 10% of the Fund's Shares and certain officers of Heritage are required by law to report their transactions in the Fund's Shares to the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely on the Fund's review of copies of such reports it has received and upon written representations it has received from these persons, the Fund believes that, during the fiscal year ended October 31, 1996, all filing requirements applicable to such persons were met.

VOTE REQUIRED

     Trustees must be elected by a plurality of the Shares present at the Meeting in person or by proxy and entitled to vote thereon.

                             THE BOARD OF TRUSTEES
                      RECOMMENDS THAT YOU VOTE TO REELECT
                MESSRS. PAPPAS AND RIESS AS TRUSTEES OF THE FUND

              PROPOSAL 2. RATIFICATION OF SELECTION OF ACCOUNTANTS

     The Independent Trustees have selected Price Waterhouse LLP as independent public accountants for the Fund for the fiscal year ending October 31, 1997. During 1996, the Independent Trustees accepted the resignation of Coopers & Lybrand L.L.P. and appointed Price Waterhouse LLP as the Fund's independent public accountants. Coopers & Lybrand L.L.P.'s reports for the last two years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. No disagreement occurred between Coopers & Lybrand L.L.P. and the Fund during the last two years with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The Fund's financial statements for the fiscal year ended October 31, 1996 were audited by Price Waterhouse LLP. Price Waterhouse LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

VOTE REQUIRED

     The affirmative vote of at least a majority of the Shares of the Fund present, in person or by proxy, is required for ratification.

                             THE BOARD OF TRUSTEES
                    RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

                          HERITAGE AND ITS AFFILIATES

     Heritage serves as the Fund's investment adviser and administrator. Heritage is a Florida corporation organized in 1985 and registered as an investment adviser under the Investment Advisers Act of 1940. Heritage is wholly owned by RJF. Thomas A. James, a Trustee, by virtue of his direct or indirect ownership of RJF, owns beneficially more than 10% of Heritage. The principal address of Heritage, RJF, Thomas A. James and each of Heritage's directors and principal executive officers is 880 Carillon Parkway, St. Petersburg, Florida 33716.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. None of the Fund's officers currently receives any compensation from the Fund. All officers as a group own beneficially less than 1% of the Shares outstanding on the Record Date. The executive officers of the Fund are:

     STEPHEN G. HILL, age 37, President. Mr. Hill has been the Chief Executive Officer and President of Heritage since 1989, a director of Heritage since 1994 and a director of Eagle since 1995.

     H. PETER WALLACE, age 50, Vice President. Mr. Wallace has been a Senior Vice President and Director of Fixed Income Investments of Heritage since 1993. Mr. Wallace served as Vice President of Mortgage Products of Donaldson, Lufkin & Jenrette from 1990 to 1992.

     DONALD H. GLASSMAN, age 39, Treasurer. Mr. Glassman has been Treasurer of Heritage and Treasurer of Heritage Mutual Funds since 1989.

     CLIFFORD J. ALEXANDER, age 54, Secretary. Mr. Alexander is a partner at Kirkpatrick & Lockhart LLP.

                             SHAREHOLDER PROPOSALS

     The Fund holds a meeting of shareholders each year. Any shareholder who wishes to submit proposals to be considered at an annual meeting of the Fund's shareholders should send such proposals to the Fund at 880 Carillon Parkway, St. Petersburg, Florida 33716, so as to be received by the Fund no later than October 31, 1997.

     Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

     Management knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                          By Order of the Board of Trustees,

                                          CLIFFORD J. ALEXANDER,
                                          Secretary

January 14, 1997

         IT IS IMPORTANT THAT YOU VOTE AND RETURN YOUR PROXY PROMPTLY.

                                                                        APPENDIX

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


------------------------
HERITAGE U.S. GOVERNMENT
      INCOME FUND
------------------------













Please be sure to sign and date this Proxy.          Date
--------------------------------------------------------------------------------



   Shareholder sign here                   Co-owner sign here
---                     -------------------                  -------------------



1.  Election of Trustees:                                      With-   For All
                                                        For    hold    Except
            CLASS II:
        James L. Pappers                                [ ]     [ ]      [ ]
        Richard K. Riase

    INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE.

                                                        For   Against  Abstain
2.  Ratification of the selection of Price
    Waterhouse LLP as independent accountants           [ ]     [ ]      [ ]
    of the Fund for the fiscal year ending
    October 31, 1997.


    The Board of Trustees recommends a vote "FOR" Items 1 and 2.






    Mark box at right if an address change or comment has been           [ ]
    noted on the reverse side of this card.


         RECORD DATE SHARES:

                     HERITAGE U.S. GOVERNMENT INCOME FUND

              ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 28, 1997


The undersigned hereby appoints as proxies Stephen G. Hill, K.C. Clark and Donald H. Glassman, each with the power of substitution, to vote the shares of beneficial interest of the undersigned at the aforementioned meeting and at any adjournment thereof, with all power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy will be deemed to indicate authority to vote "FOR" all proposals. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.


          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                         USING THE ENCLOSED ENVELOPE.


Please sign exactly as your name(s) appear(s) hereon. If shares are held jointly, each shareholder named should sign; if only one signs, his signature will be binding. If the shareholder is a corporation, the President or Vice President should sign in his own name, indicating title. If the shareholder is a partnership, a partner should sign in his own name, indicating that he is a "Partner"

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

____________________________________    ________________________________________

____________________________________    ________________________________________

____________________________________    ________________________________________